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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of LaBranche & Co Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to the best of my knowledge, that:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of, and for, the period covered by the Report.

Date: November 14, 2002                    /s/ George M.L. Labranche, IV
                                          ---------------------------------
                                          George M.L. LaBranche, IV
                                          Chairman, Chief Executive Officer
                                                and President